ANNUAL REPORT

SEPTEMBER 30, 2000


[Graphic Omitted]


VERTEX(SM) ALL CAP FUND

VERTEX(SM) CONTRARIAN FUND

VERTEX(SM) INCOME FUND

VERTEX(SM) ALL CAP FUND
VERTEX(SM) CONTRARIAN FUND
VERTEX(SM) INCOME FUND

TRUSTEES                                             CUSTODIAN
Jeffrey L. Shames* -- Chairman, Chief Executive      State Street Bank and Trust
Officer, and Director, Vertex Investment             Company
Management, Inc.
                                                     AUDITORS
Nelson J. Darling, Jr.+ -- Professional Trustee      Ernst & Young LLP

William R. Gutow+ -- Vice Chairman,                  INVESTOR SERVICE
Capitol Entertainment Management Company;            MFS Service Center, Inc.
Real Estate Consultant                               P.O. Box 2281
                                                     Boston, MA 02107-9906
INVESTMENT ADVISER
Vertex Investment Management, Inc.,                  For additional information,
a wholly owned subsidiary of                         contact your investment
Massachusetts Financial Services Company             professional.
500 Boylston Street
Boston, MA 02116-3741                                WORLD WIDE WEB
                                                     www.mfs.com
DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGERS
John W. Ballen*
Robert J. Manning*
Mark Regan*
Matthew W. Ryan*
Toni Y. Shimura*

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* Vertex Investment management, Inc.
+ Independent Trustee

LETTER FROM THE CHAIRMAN

Dear Shareholders,

If you've been reading our fund reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

    o face-to-face contact with senior management as well as frontline workers
    o analysis of the company's financial statements and balance sheets
    o contact with the company's current and potential customers
    o contact with the company's competitors
    o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 11 years, with over 16 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance by finding opportunities before they are generally recognized by the market, and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    Vertex Investment Management, Inc.

    October 16, 2000

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Vertex All Cap Fund

Dear Shareholders,
For the 12 months ended September 30, 2000, Class A shares of the fund provided a total return of 94.97%, and Class I shares 95.04%. These returns include the reinvestment of any distributions but exclude the effect of any sales charges and compare to a 13.28% return over the same period for the fund's benchmark, the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

Several factors were positive contributors to fund performance during the first half of the period. The most significant of these was a recovery in many leading technology stocks, with the best performance in software, networking and telecommunications, and electronics. Another positive factor was the merger and consolidation activity in the financial services sector, which helped the valuations of many of our brokerage stocks, such as Merrill Lynch. During the latter half of the period, some of these positives were offset by the market's unforgiving treatment of stocks that showed disappointing fundamentals. Among these were many telecommunications services stocks, where results came in below expectations due to the higher cost of doing business, as well as broadcasting and media companies, which suffered from slower than expected sales.

We have been focusing more on mid-cap and smaller large-cap companies because we believe they offer a better combination of upside earnings potential and attractive valuations than some of their larger counterparts. We have also targeted companies that we believe can grow at a good pace for the long term such as Juniper Networks and Check Point Software, which specialize in high-end networking and Internet infrastructure software.

Our focus has continued to be in technology, telecommunications, and health care, although the leadership in technology has narrowed significantly. In technology, we believe that many companies enabling business to business (B2B) e-commerce will be long-term winners, given the general pressure on corporate America to become more efficient by using the Internet. We have also seen good performance in some of the telecommunications equipment companies like Corning and CIENA, which we believe will continue to benefit from increased spending on optical networking equipment. Among health care stocks, we have found good opportunities in the genetics research and pharmaceutical markets, in companies such as Abgenix, one of only two companies that has patented a mouse with human genes, and Genentech, an emerging pharmaceutical company that we feel has the best pipeline of potential "blockbuster" drugs. We have also found some good opportunities among the independent power producers. One of our holdings, Calpine, has proven to be a strong and dynamic company that we feel is capable of strong future growth.

Going forward we do expect further market volatility, with continued consolidation and narrowing in market leadership. This has become a more discriminating market, where the best technology and the best fundamentals don't always win. We believe stocks need attractive valuations as well. Our goal is to find companies that have a good balance of potential for upside earnings and attractive valuations. As opportunities arise, we will continue to take advantage of our ability to engage in short sales and use leverage to help fund performance. Recently, the fund has been leveraged about 15%.

We have seen signs that the economy is slowing, and we anticipate few if any additional interest rate increases. Once interest rates do peak, we feel this will be very favorable for aggressive growth stock investing.

    Respectfully,

/s/ John W. Ballen                               /s/ Toni Y. Shimura

    John W. Ballen                                   Toni Y. Shimura
    Portfolio Manager                                Portfolio Manager

Vertex Contrarian Fund

Dear Shareholders,
For the 12 months ended September 30, 2000, Class A shares of the fund provided a total return of 297.36%, and Class I shares 296.87%. These returns include the reinvestment of any distributions but excludes the effects of any sales charges and compare to a 13.28% return over the same period for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

The fund's strategy makes aggressive use of three basic components: long positions in stocks, short positions in stocks, and trading opportunities. Our long positions were generally in companies that we have researched intensively and that we believe have very high growth potential. These holdings have tended to be largely, but not exclusively, in the mid-cap area. Our intent is to have at least half of the fund's returns come from profits in long positions.

We intend that roughly one quarter of the fund's returns will come from investments in short positions. We have tended to do shorts in two ways. We may short what our research indicates are bad businesses or businesses for which we think bad news is coming out -- the same way we'd invest in a long company when we think good news is coming out. Or, we may short companies whose stocks we think are grossly overvalued, even though they may have good current fundamentals.

Finally, we intend about one quarter of our returns to come from trading opportunities presented by short-term inefficiencies in the market. In the same way that research is critical for our long and short positions, we use our resources to uncover what we feel are attractive trading opportunities.

Over the past 12 months, long positions that strongly contributed to returns included health care company Caremark, which we have since sold; energy companies in the oil drilling and natural gas businesses such as EOG Resources, Newfield Exploration, and Noble Drilling; and technology firms VeriSign, Internet Security Systems, and Emulex.

Short positions worked particularly well for the fund in the April to July market downturn, especially in the technology and health care areas; Ventana Medical and Integrated Health Services were two very successful health care shorts. Our longer-term short positions include Ariba and Amazon.com. Trading opportunities also contributed significantly to returns.

    Respectfully,

/s/ Mark Regan

    Mark Regan
    Portfolio Manager

Note to shareholders: Mark Regan became portfolio manager of the fund effective July 10, 2000, replacing Brian E. Stack.

Vertex Income Fund

Dear Shareholders,
The fund commenced investment operations on June 30, 2000. We believe that an active, research-oriented, fundamental approach to investing in emerging markets debt and high-yield bonds may enhance total return by seeking to identify discrepancies between business fundamentals and valuations.

Credit analysis is therefore the foundation of the emerging market and high-yield security-selection process. For a security to be included in the portfolio, we carefully evaluate a number of considerations, including a company's senior management strength and depth, historical as well as projected financial performance, asset protection available to bond holders, capital structure or debt leverage, and industry fundamentals.

The recent market environment has remained difficult for emerging market corporate bonds and domestic high-yield securities given the ongoing volatility and weakness in global equity markets, concerns about global economic growth, weakness in the euro, high oil prices, and uncertainty about interest rates. Accordingly, we have focused on governments that we believe possess above-average potential for credit upgrades and on oil exporters' bonds whose earnings outlooks remain positive.

We've maintained very limited exposure to emerging market equities and utilized derivatives in an effort to limit risks and exposure to potentially volatile market environments.

While we are concerned about political and economic developments in certain regions, our research-intensive approach to emerging markets debt and high-yield fixed-income securities continues to benefit from a market environment in which changes in credit fundamentals of sovereign and corporate bonds are reflected in quick and severe price movements. More so than in the past, such an environment rewards investors who correctly anticipate negative as well as positive credit events. By the same token, it can be unforgiving for momentum traders or those who simply reach for yield.

Despite the recent difficulties, we remain positive about emerging markets debt and high-yield fixed-income and expect these bonds to deliver attractive returns over the long run. We are encouraged by a couple of factors. First, default rates over the past year in high-yield debt -- the usual comparison to emerging markets debt -- have been considerably higher than their long-term average, but we expect default rates to trend lower. Second, much of the rally that occurred in emerging markets debt yields earlier in the year was due to an improvement in underlying fundamentals, and these favorable themes remain in place. We think the global environment is generally supportive, and economic and political developments in a number of countries have continued to progress favorably. We feel emerging markets and high-yield debt remains an improving story. That said, vulnerabilities remain in various countries, and we continue to proactively position the fund to try to limit perceived downside risks.

    Respectfully,

/s/ Robert J. Manning                               /s/ Matthew W. Ryan

    Robert J. Manning                                   Matthew W. Ryan
    Portfolio Manager                                   Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Currently, each fund offers only Class A shares and Class I shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

The following information illustrates the historical performance of each fund in comparison to various market indicators. Performance results include the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

VERTEX ALL CAP FUND

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, May 1, 1998, through September 30, 2000. Index information is from May 1, 1998.)

                            Vertex All Cap          S&P 500
                            Fund - Class A      Composite Index
            ---------------------------------------------------
            5/98              $ 9,425              $10,000
            9/98                9,519                9,200
            9/99               21,450               11,771
            9/00               41,821               13,334



TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 2000

CLASS A
                                                           1 Year         Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge            +94.97%      +343.72%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        +94.97%      + 85.27%
-------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge        +83.76%      + 80.78%
-------------------------------------------------------------------------------

CLASS I
                                                           1 Year         Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge            +95.04%      +343.88%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        +95.04%      + 85.29%
-------------------------------------------------------------------------------

COMPARATIVE INDEX(+)
                                                           1 Year         Life*
-------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#                    +13.28%      + 12.65%
-------------------------------------------------------------------------------
(+) Average annual rate of return.
  * For the period from the commencement of the fund's investment operations, May 1, 1998, through September 30, 2000. Index information is from
    May 1, 1998.
  # Source: Standard & Poor's Micropal, Inc.

VERTEX CONTRARIAN FUND

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, May 1, 1998, through September 30, 2000. Index information is from May 1, 1998.)

                           Vertex Contrarian        S&P 500
                            Fund - Class A      Composite Index
            ---------------------------------------------------
            5/98              $ 9,425              $10,000
            9/98                9,020                9,210
            9/99               23,067               11,771
            9/00               89,261               13,334

TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 2000

CLASS A
                                                           1 Year         Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           +297.36%      +847.07%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       +297.36%      +153.55%
-------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       +274.51%      +147.41%
-------------------------------------------------------------------------------

CLASS I
                                                           1 Year         Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           +296.87%      +845.89%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       +296.87%      +153.42%
-------------------------------------------------------------------------------

COMPARATIVE INDEX(+)
                                                           1 Year         Life*
-------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#                   + 13.28%      + 12.65%
-------------------------------------------------------------------------------

(+) Average annual rates of return.
  * For the period from the commencement of the fund's investment operations, May 1, 1998, through September 30, 2000. Index information is from
    May 1, 1998.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus for details. All results are historical and include the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RECENT RETURNS WERE PRIMARILY ACHIEVED DURING FAVORABLE MARKET CONDITIONS, WHICH MAY NOT BE REPEATED. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Each fund may invest in lower-rated securities which may provide greater returns, but are also associated with greater-than-average risk. These risks may increase share price volatility. See the prospectus for details.

Each fund may enter into short sales. A short sale transaction involves selling a security that a fund does not own with the intent of purchasing it later at a lower price.

Each fund may purchase securities with proceeds with bank borrowings or with reverse repurchase agreements, and may engage in other forms of leveraged investments. These types of investments are speculative, involve greater risks, and can substantially increase share price volatility.

Investments in foreign and emerging market securities may be affected by interest-rate and currency-exchange rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolios may invest in derivative securities which may include futures and options. These types of hedging instruments can increase price fluctuation.

The portfolios are nondiversified and have more risk than one that is diversified. The portfolios invest in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolios' net asset value. Investments in the portfolios are not a complete investment program.

The portfolios' geographic concentration makes it more volatile than a portfolio that is more geographically diversified.

PORTFOLIO OF INVESTMENTS -- September 30, 2000

VERTEX ALL CAP FUND

Stocks - 114.9%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                 VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 104.2%
  Aerospace - 1.4%
    United Technologies Corp.                                             2,525             $   174,856
-------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 4.0%
    Capital One Financial Corp.                                           1,350             $    94,584
    Comerica, Inc.                                                        1,000                  58,438
    Northern Trust Corp.                                                    825                  73,322
    PNC Bank Corp.                                                        1,000                  65,000
    Providian Financial Corp.                                             1,200                 152,400
    Washington Mutual, Inc.                                               1,450                  57,728
                                                                                            -----------
                                                                                            $   501,472
-------------------------------------------------------------------------------------------------------
  Biotechnology - 4.3%
    Abgenix, Inc.*                                                        1,310             $   105,864
    Applied Molecular Evolution*                                             60                   2,408
    Genentech, Inc.*                                                      1,090                 202,399
    Waters Corp.*#                                                        2,650                 235,850
                                                                                            -----------
                                                                                            $   546,521
-------------------------------------------------------------------------------------------------------
  Business Machines - 1.9%
    Sun Microsystems, Inc.*                                               2,025             $   236,419
-------------------------------------------------------------------------------------------------------
  Business Services - 3.1%
    Amgen, Inc.*                                                            470             $    32,819
    Automatic Data Processing, Inc.                                         200                  13,375
    BEA Systems, Inc.*                                                    2,270                 176,776
    Fiserv, Inc.*                                                           100                   5,988
    Thermo Electron Corp.*                                                2,125                  55,250
    Vastera, Inc.*                                                          120                   2,640
    VeriSign, Inc.*                                                         546                 110,599
                                                                                            -----------
                                                                                            $   397,447
-------------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.2%
    QUALCOMM, Inc.*                                                         400             $    28,500
-------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.3%
    Mercury Interactive Corp.*                                            1,040             $   163,020
-------------------------------------------------------------------------------------------------------
  Computer Software - Services - 3.7%
    EMC Corp.*                                                            2,970             $   294,401
    Informatica Corp.*                                                      260                  24,245
    Interwoven, Inc.*                                                     1,125                 127,195
    Netegrity, Inc.*                                                        150                  10,500
    Resonate Inc.*                                                           20                     790
    Talarian Corp.*                                                          50                     960
    TIBCO Software, Inc.*                                                   150                  12,666
                                                                                            -----------
                                                                                            $   470,757
-------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 12.1%
    Ariba, Inc.*                                                          1,250             $   179,082
    Brocade Communications Systems, Inc.*                                   920                 217,120
    Cerner Corp.*                                                           550                  25,541
    Computer Network Technology Corp.*                                    2,200                  75,625
    Extreme Networks, Inc.*                                               1,650                 188,925
    I2 Technologies, Inc.*                                                  865                 161,809
    JNI Corp.*                                                              725                  64,525
    Oracle Corp.*                                                         1,910                 150,412
    Rational Software Corp.*                                              1,330                  92,269
    Redback Networks, Inc.*                                                 125                  20,492
    Siebel Systems, Inc.*                                                 2,410                 268,263
    VERITAS Software Corp.*                                                 650                  92,300
                                                                                            -----------
                                                                                            $ 1,536,363
-------------------------------------------------------------------------------------------------------
  Conglomerates - 0.4%
    Tyco International Ltd.                                                 900             $    46,687
-------------------------------------------------------------------------------------------------------
  Drugs & Health Care - 1.2%
    Gilead Sciences, Inc.*                                                  750             $    82,266
    Protein Design Labs, Inc.*                                              625                  75,312
                                                                                            -----------
                                                                                            $   157,578
-------------------------------------------------------------------------------------------------------
  Electrical Equipment - 1.0%
    Capstone Turbine Corp.*                                                 100             $     6,925
    General Electric Co.                                                  1,750                 100,953
    QLogic Corp.*                                                           225                  19,800
                                                                                            -----------
                                                                                            $   127,678
-------------------------------------------------------------------------------------------------------
  Electronics - 1.6%
    Applied Micro Circuits Corp.*                                           250             $    51,766
    Broadcom Corp.*                                                          50                  12,188
    Conductus, Inc.*                                                        300                   4,425
    Flextronics International Ltd.*                                       1,250                 102,656
    Microtune, Inc.*                                                         30                   1,607
    PMC-Sierra, Inc.*                                                        70                  15,067
    Sanmina Corp.*                                                          115                  10,767
                                                                                            -----------
                                                                                            $   198,476
-------------------------------------------------------------------------------------------------------
  Energy - 0.9%
    Dynegy, Inc.                                                            800             $    45,600
    Southern Energy, Inc.*                                                2,100                  65,887
                                                                                            -----------
                                                                                            $   111,487
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 8.3%
    Bear Stearns Cos., Inc.                                               1,390             $    87,570
    Citigroup, Inc.                                                       3,133                 169,378
    Golden West Financial Corp.                                           1,775                  95,184
    Goldman Sachs Group, Inc.                                               825                  93,998
    Household International, Inc.                                           960                  54,360
    Lehman Brothers Holdings, Inc.                                          870                 128,543
    MBNA Corp.                                                            1,300                  50,050
    Merrill Lynch & Co., Inc.                                             2,320                 153,120
    MGIC Investment Corp.                                                   300                  18,338
    Morgan Stanley Dean Witter & Co.                                      1,100                 100,581
    Schwab (Charles) Corp.                                                  830                  29,465
    State Street Corp.                                                      600                  78,000
                                                                                            -----------
                                                                                            $ 1,058,587
-------------------------------------------------------------------------------------------------------
  Financial Services - 1.0%
    AXA Financial, Inc.                                                   1,350             $    68,766
    Mellon Financial Corp.                                                1,150                  53,331
                                                                                            -----------
                                                                                            $   122,097
-------------------------------------------------------------------------------------------------------
  Healthcare - 0.4%
    HCA Healthcare Co.*                                                   1,400             $    51,975
-------------------------------------------------------------------------------------------------------
  Insurance - 6.8%
    American International Group, Inc.#                                   2,155             $   206,206
    Chubb Corp.                                                             525                  41,541
    Gallagher (Arthur J.) & Co.                                           1,200                  70,950
    Marsh & McLennan Cos., Inc.                                             875                 116,156
    Nationwide Financial Services, Inc., "A"                              2,200                  82,225
    Old Republic International Corp.                                     10,000                 240,625
    PMI Group, Inc.                                                         525                  35,569
    St. Paul Cos., Inc.                                                   1,250                  61,641
    UnumProvident Corp.                                                     200                   5,450
                                                                                            -----------
                                                                                            $   860,363
-------------------------------------------------------------------------------------------------------
  Internet
    Cybear Group*                                                           428             $       562
    Docent, Inc.*                                                            10                     183
                                                                                            -----------
                                                                                            $       745
-------------------------------------------------------------------------------------------------------
  Medical and Health Products - 4.4%
    Allergan, Inc.                                                          825             $    69,661
    Alza Corp.*                                                           2,325                 201,112
    AmeriSource Health Corp., "A"*                                        1,050                  49,350
    Forest Laboratories, Inc.*                                              125                  14,336
    IDEC Pharmaceuticals Corp.*                                             150                  26,304
    Immunex Corp.*                                                        1,640                  71,340
    Medarex, Inc.*                                                        1,100                 129,044
                                                                                            -----------
                                                                                            $   561,147
-------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 10.5%
    Alpharma, Inc.                                                          210             $    12,836
    Arthrocare Corp.*                                                       100                   1,944
    Beckman Coulter, Inc.                                                   125                   9,641
    Cardinal Health, Inc.                                                 1,250                 110,234
    Ciphergen Biosystems, Inc.*                                           1,035                  33,120
    Discovery Partners International*                                        20                     406
    Genomica Corp.*                                                         100                   1,944
    Human Genome Sciences, Inc.*                                            475                  82,234
    Illumina Inc.*                                                        3,860                 175,147
    ImClone Systems, Inc.*                                                1,000                 117,063
    Impath, Inc.*                                                         2,600                 164,125
    Invitrogen Corp.*                                                       400                  28,450
    Laboratory Corporation of America Holdings*                             375                  44,906
    Large Scale Biology Corp.*                                              130                   4,258
    McKesson HBOC, Inc.                                                   2,400                  73,350
    Medimmune, Inc.*                                                      1,505                 116,261
    PE Corp.- PE Biosystems Group#                                        1,530                 178,245
    Quest Diagnostics, Inc.*                                              1,350                 154,912
    Tenet Healthcare Corp.*                                                 700                  25,463
                                                                                            -----------
                                                                                            $ 1,334,539
-------------------------------------------------------------------------------------------------------
  Oil Services - 0.8%
    Global Marine, Inc.*                                                  1,550             $    47,856
    Noble Drilling Corp.*                                                 1,175                  59,044
                                                                                            -----------
                                                                                            $   106,900
-------------------------------------------------------------------------------------------------------
  Oils - 2.4%
    Anadarko Petroleum Corp.                                              1,200             $    79,752
    Apache Corp.                                                          1,200                  70,950
    Coastal Corp.                                                           925                  68,566
    EOG Resources, Inc.                                                     300                  11,663
    R & B Falcon Corp.*                                                     500                  13,937
    Transocean Sedco Forex, Inc.                                          1,100                  64,487
                                                                                            -----------
                                                                                            $   309,355
-------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 7.2%
    3 Dimensional Pharmaceuticals, Inc.*                                    520             $    18,720
    Alexion Pharmaceuticals, Inc.*                                          400                  45,600
    Andrx Group*                                                          2,875                 268,453
    Barr Laboratories, Inc.*                                                400                  26,525
    Celgene Corp.*                                                        1,150                  68,425
    COR Therapeutics, Inc.*                                                 500                  31,156
    IVAX Corp.*                                                             625                  28,750
    Millennium Pharmaceuticals, Inc.*                                       655                  95,671
    Mylan Laboratories, Inc.                                              2,100                  56,569
    Pain Therapeutics, Inc.*                                                690                  13,671
    PRAECIS Pharmaceuticals Inc.*                                           700                  29,750
    Sepracor, Inc.*                                                         980                 120,234
    Watson Pharmaceuticals, Inc.*                                         1,675                 108,665
                                                                                            -----------
                                                                                            $   912,189
-------------------------------------------------------------------------------------------------------
  Retail - 0.4%
    RadioShack Corp.                                                        750             $    48,469
-------------------------------------------------------------------------------------------------------
  Supermarkets
    Safeway, Inc.*                                                          100             $     4,669
-------------------------------------------------------------------------------------------------------
  Technology - 0.5%
    Inrange Technologies Corp.*                                              60             $     3,180
    Network Engines, Inc.*                                                   60                   2,456
    Palm, Inc.*                                                           1,000                  52,938
    Triton Networks Systems, Inc.*                                           40                     525
                                                                                            -----------
                                                                                            $    59,099
-------------------------------------------------------------------------------------------------------
  Telecommunications - 10.4%
    CIENA Corp.*                                                          3,370             $   413,878
    Corning, Inc.                                                         1,385                 411,345
    Cosine Communications, Inc.*                                             10                     556
    EchoStar Communications Corp.*                                          700                  36,925
    Emulex Corp.*                                                           500                  61,250
    Intergrated Telecom Express, Inc.*                                      100                   2,075
    Juniper Networks, Inc.*                                               1,190                 260,536
    Natural Microsystems Corp.*                                           1,150                  61,866
    Network Appliance, Inc.*                                                600                  76,425
    Peco II, Inc.*                                                           30             $     1,404
    Telaxis Communications Corp.*                                            10                      61
                                                                                            -----------
                                                                                            $ 1,326,321
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 12.7%
    AES Corp.*                                                            3,250             $   222,625
    American Electric Power Company, Inc.                                 2,400                  93,900
    Calpine Corp.*                                                        2,950                 307,906
    Constellation Energy Group, Inc.                                      2,650                 131,837
    Dominion Resources, Inc.                                              1,500                  87,094
    DTE Energy Co.                                                        1,600                  61,200
    Duke Energy Corp.                                                     1,520                 130,340
    FPL Group, Inc.                                                         400                  26,300
    Peco Energy Co.                                                       2,400                 145,350
    Power One, Inc.*                                                      1,130                  68,383
    PPL Corp.                                                               800                  33,400
    Public Service Enterprise Group                                       1,450                  64,797
    Reliant Energy, Inc.                                                  3,750                 174,375
    Southern Co.                                                          1,800                  58,387
                                                                                            -----------
                                                                                            $ 1,605,894
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.3%
    El Paso Energy Corp.                                                  1,400             $    86,275
    Enron Corp.                                                             875                  76,672
                                                                                            -----------
                                                                                            $   162,947
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                           $13,222,557
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 10.7%
  Bermuda - 0.9%
    Ace Ltd. (Insurance)                                                  1,250             $    49,063
    Xl Capital Ltd (Insurance)                                              975                  71,662
                                                                                            -----------
                                                                                            $   120,725
-------------------------------------------------------------------------------------------------------
  Brazil - 0.1%
    Empresa Brasileira de Aeronautica S.A., ADR (Aerospace and
      Defense)*                                                             400             $    12,400
-------------------------------------------------------------------------------------------------------
  Canada - 2.8%
    Biovail Corp. (Pharmaceuticals)*                                      1,450             $   118,084
    Centrinity, Inc. (Telecommunications)*                                7,700                 140,530
    Research in Motion Ltd. (Telecommunications)*                           925                  91,170
                                                                                            -----------
                                                                                            $   349,784
-------------------------------------------------------------------------------------------------------
  France - 0.1%
    Business Objects S.A., ADR (Computer Software - Systems)*                70             $     7,914
-------------------------------------------------------------------------------------------------------
  Israel - 4.0%
    Teva Pharmaceutical Industries Ltd. (Pharmaceuticals)                 2,400             $   175,650
    Check Point Software Technologies Ltd. (Computer Software -
      Services)*                                                          2,140                 337,050
                                                                                            -----------
                                                                                            $   512,700
-------------------------------------------------------------------------------------------------------
  Italy
    Luxottica Group S.p.A., ADR (Consumer Goods and Services)               100             $     1,613
-------------------------------------------------------------------------------------------------------
  Japan - 1.4%
    AFLAC, Inc. (Insurance)                                               2,700             $   172,969
-------------------------------------------------------------------------------------------------------
  Mexico - 0.1%
    Grupo Aeroportuario del Sureste S.A. de C.V., ADR
      (Transportation)*                                                     590             $     8,961
-------------------------------------------------------------------------------------------------------
  Switzerland - 1.1%
    Leica Geosystems AG (Technology) *                                       10             $     3,136
    Serono S.A., ADR (Biotechnology)*                                     4,470                 135,217
                                                                                            -----------
                                                                                            $   138,353
-------------------------------------------------------------------------------------------------------
  United Kingdom - 0.2%
    ARM Holdings PLC, ADR (Electronics)*                                    350             $    11,528
    NDS Group PLC, ADR (Internet)*                                           10                     770
    Shire Pharmaceuticals Group PLC (Medical and Health
      Technology and Services)*                                             290                  14,971
                                                                                            -----------
                                                                                            $    27,269
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                        $ 1,352,688
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $11,936,503)                                                 $14,575,245
-------------------------------------------------------------------------------------------------------
Securities Sold Short (Equity) - (4.1)%
-------------------------------------------------------------------------------------------------------
U.S. Stocks - (3.6)%
  Healthcare - (2.5)%
    Community Health Care*                                              (10,000)            $  (321,250)
-------------------------------------------------------------------------------------------------------
  Telecommunications - (1.1)%
    Adaptive Broadband Corp.*                                            (7,100)            $  (138,450)
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks Sold Short                                                                $  (459,700)
-------------------------------------------------------------------------------------------------------
Foreign Stocks - (0.5)%
  Switzerland -     %
    Ericsson LM, ADR (Telecommunications)                                (3,950)            $   (58,509)
-------------------------------------------------------------------------------------------------------
Total Securities Sold Short (Proceeds Received, $(573,971))                                 $  (518,209)
-------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - (10.8)%                                                     (1,366,563)
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $12,690,473
-------------------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- September 30, 2000

VERTEX CONTRARIAN FUND

Stocks - 125.3%
-------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES              VALUE
-------------------------------------------------------------------------------------------------
    Business Services - 11.8%
    Dendrite International, Inc.*#                                      30,000       $    804,375
    eLoyalty Corp.*                                                     26,800            341,700
    NOVA Corp.*#                                                        31,700            542,862
    Radiant Systems, Inc.*                                                 800             17,100
    S1 Corp.*                                                           29,000            346,188
    Tech Data Corp.                                                     15,000            641,250
    VeriSign, Inc.*#                                                     8,265          1,674,179
                                                                                     ------------
                                                                                     $  4,367,654
-------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 4.2%
    Dell Computer Corp.*                                                50,000       $  1,540,625
-------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.6%
    Microsoft Corp.*#                                                   21,900       $  1,320,844
-------------------------------------------------------------------------------------------------
  Computer Software - Services - 12.2%
    Bottomline Technologies, Inc.*                                      10,900       $    406,706
    CheckFree Corp.*#                                                   44,700          1,872,511
    Genomica Corp.                                                         320              6,220
    Internet Security Systems, Inc.*#                                   21,700          1,630,212
    RSA Security, Inc.*#                                                13,500            582,188
                                                                                     ------------
                                                                                     $  4,497,837
-------------------------------------------------------------------------------------------------
  Computer Software - Systems - 10.4%
    Citrix Systems, Inc.*#                                              52,300       $  1,049,269
    Computer Network Technology Corp.*                                   6,500            223,438
    CSG Systems International, Inc.*#                                   26,400            765,600
    Digex, Inc.*                                                         8,100            379,687
    JNI Corp.*                                                           3,900            347,100
    Pinnacle Systems, Inc.*                                             22,800            256,500
    Synopsys, Inc.*#                                                    21,500            814,312
                                                                                     ------------
                                                                                     $  3,835,906
-------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.4%
    Sportsline USA, Inc.*                                               11,500       $    158,844
-------------------------------------------------------------------------------------------------
  Containers - 3.0%
    Ivex Packaging Corp.*#                                             111,600       $  1,095,075
-------------------------------------------------------------------------------------------------
  Electrical Equipment - 2.3%
    QLogic Corp.*#                                                       9,706       $    854,128
-------------------------------------------------------------------------------------------------
  Electronics - 3.1%
    Anadigics, Inc.*                                                    17,200       $    380,550
    Teradyne, Inc.*#                                                    21,900            766,500
                                                                                     ------------
                                                                                     $  1,147,050
-------------------------------------------------------------------------------------------------
  Energy - 1.9%
    Devon Energy Corp.                                                  11,594       $    697,379
-------------------------------------------------------------------------------------------------
  Finance - 1.2%
    AmeriCredit Corp.*                                                  15,000       $    432,188
-------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.3%
    Keebler Foods Co.#                                                  11,700       $    491,400
-------------------------------------------------------------------------------------------------
  Healthcare - 0.4%
    First Health Group Corp.*                                            5,000       $    161,250
-------------------------------------------------------------------------------------------------
  Insurance - 0.7%
    Old Republic International Corp.                                    10,000       $    240,625
-------------------------------------------------------------------------------------------------
  Internet - 4.2%
    Digital Insight Corp.*                                              14,100       $    505,838
    Internap Network Services Corp.*                                     4,000            129,250
    Watchguard Technologies, Inc.*#                                     15,400            924,000
                                                                                     ------------
                                                                                     $  1,559,088
-------------------------------------------------------------------------------------------------
  Machinery - 4.4%
    Deere & Co., Inc.#                                                  19,800       $    658,350
    W.W. Grainger, Inc.                                                 36,200            952,512
                                                                                     ------------
                                                                                     $  1,610,862
-------------------------------------------------------------------------------------------------
  Medical and Health Products
    Ciphergen Biosystems, Inc.                                            370        $     11,840
-------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 3.9%
    Arthrocare Corp.*                                                      800       $      15,55
    Cytyc Corp.*#                                                       22,300            961,687
    Total Renal Care Holdings, Inc.*#                                   60,000            450,000
                                                                                     ------------
                                                                                     $  1,427,237
-------------------------------------------------------------------------------------------------
  Metals - 1.0%
    Precision Castparts Corp.                                           10,000       $    383,750
-------------------------------------------------------------------------------------------------
  Oil Services - 12.3%
    Cooper Cameron Corp.*#                                               5,300       $    390,544
    Global Industries, Inc.*#                                           51,800            647,500
    Global Marine, Inc.*                                                20,400            629,850
    National Oilwell, Inc.*#                                            19,100            596,875
    Noble Drilling Corp.*#                                              21,500          1,080,375
    Trico Marine Services, Inc.*#                                       75,700          1,201,737
                                                                                     ------------
                                                                                     $  4,546,881
-------------------------------------------------------------------------------------------------
  Oils - 14.5%
    EOG Resources, Inc.#                                                45,300       $  1,761,037
    Newfield Exploration Co.*#                                          26,100          1,218,544
    Santa Fe International Corp.#                                       29,400          1,324,837
    Transocean Sedco Forex, Inc.#                                       17,900          1,049,388
                                                                                     ------------
                                                                                     $  5,353,806
-------------------------------------------------------------------------------------------------
  Pharmaceuticals - 4.5%
    United Therapeutics Corp.*#                                         18,800       $  1,642,650
-------------------------------------------------------------------------------------------------
  Printing and Publishing - 2.9%
    Scholastic Corp.*                                                    5,900       $    469,419
    Ziff-Davis, Inc. - ZDNet*#                                          41,300            580,781
                                                                                     ------------
                                                                                     $  1,050,200
-------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 1.6%
    Brinker International, Inc.*                                        20,000       $    602,500
-------------------------------------------------------------------------------------------------
  Retail - 2.1%
    BJ's Wholesale Club, Inc.*#                                         22,900       $    781,463
-------------------------------------------------------------------------------------------------
  Technology - 1.6%
    Pri Automation, Inc.*#                                              32,600       $    594,950
-------------------------------------------------------------------------------------------------
  Telecommunications - 15.8%
    ADC Telecommunications, Inc.*                                       34,000       $    914,281
    Allegiance Telecom, Inc.*                                              200              7,450
    American Tower Corp., "A"*                                           1,000             37,688
    Cabletron Systems, Inc.*#                                           23,000            675,625
    Cosine Communications, Inc.*                                            50              2,778
    Covad Communications Group, Inc.*                                   10,500            140,437
    EchoStar Communications Corp.*#                                     20,700          1,091,925
    Emulex Corp.*#                                                      14,400          1,764,000
    Inrange Technologies Corp.*                                            220             11,660
    Metromedia Fiber Network, Inc., "A"*                                45,600          1,108,650
    Pinnacle Holdings, Inc.*                                             3,500             93,188
                                                                                     ------------
                                                                                     $  5,847,682
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $41,908,177)                                     $ 46,253,714
-------------------------------------------------------------------------------------------------
Securities Sold Short - (27.3)%
-------------------------------------------------------------------------------------------------
  Auto Parts - (1.5)%
    Bandag, Inc.                                                       (15,000)      $   (539,063)
-------------------------------------------------------------------------------------------------
  Business Machines - (1.3)%
    Sun Microsystems, Inc.*                                             (4,100)      $   (478,675)
-------------------------------------------------------------------------------------------------
  Business Services - (1.2)%
    Learning Tree International, Inc.*                                  (6,000)      $   (285,750)
    Razorfish, Inc.                                                    (14,600)          (150,791)
                                                                                     ------------
                                                                                     $   (436,541)
-------------------------------------------------------------------------------------------------
  Computer Software - Services - (1.9)%
    Entrust Technologies, Inc.*                                        (17,100)      $   (472,387)
    Safeguard Scientifics, Inc.*                                       (11,200)          (223,300)
                                                                                     ------------
                                                                                     $   (695,687)
-------------------------------------------------------------------------------------------------
  Computer Software - Systems - (8.5)%
    Ariba, Inc.*                                                        (4,300)      $   (616,042)
    Brocade Communications Systems, Inc.*                               (2,200)          (519,200)
    Oracle Corp.*                                                      (20,300)        (1,598,625)
    Sycamore Networks, Inc.*                                            (3,600)          (388,800)
                                                                                     ------------
                                                                                     $ (3,122,667)
-------------------------------------------------------------------------------------------------
  Drugs & Health Care - (2.9)%
    Minimed, Inc.*                                                     (12,000)      $ (1,072,500)
-------------------------------------------------------------------------------------------------
  Electronics - (1.9)%
    PMC-Sierra, Inc.*                                                   (1,600)      $   (344,400)
    Vitesse Semiconductor Corp.*                                        (4,100)          (364,644)
                                                                                     ------------
                                                                                     $   (709,044)
-------------------------------------------------------------------------------------------------
  Industrial - (0.1)%
    Acceptance Insurance Co.                                           (10,000)      $    (66,250)
-------------------------------------------------------------------------------------------------
  Internet - (2.6)%
    Amazon.com, Inc.*                                                  (21,700)      $   (834,094)
    Internet Capital Group, Inc.*                                       (8,200)          (142,987)
                                                                                     ------------
                                                                                     $   (977,081)
-------------------------------------------------------------------------------------------------
    Medical and Health Technology and Services - (5.4)%
    Integrated Health Services, Inc.                                    (5,000)      $       (587)
    PE Corp.-PE Biosystems Group                                        (3,700)          (431,050)
    Tripath Imaging, Inc.*                                            (179,700)        (1,257,900)
    Ventana Medical Systems, Inc.*                                     (12,400)          (314,650)
                                                                                     ------------
                                                                                     $ (2,004,187)
-------------------------------------------------------------------------------------------------
Total Securities Sold Short (Proceeds Received, $10,795,812)                         $(10,101,695)
-------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 2.0%                                                     757,531
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                  $ 36,909,550
-------------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- September 30, 2000

VERTEX INCOME FUND

Bonds - 104.5%
-----------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                VALUE
-----------------------------------------------------------------------------------------------------
Foreign Bonds - 66.2%
  Algeria - 2.2%
    Algerian Tranche Loan 3, 1.063s, 2010                              JPY 4,600       $       29,009
-----------------------------------------------------------------------------------------------------
  Argentina - 6.2%
    Republic of Argentina, 12s, 2020                                    $     20       $       18,620
    Republic of Argentina, 6s, 2023                                           20               13,500
    Republic of Argentina, 10.25s, 2030                                       60               48,840
                                                                                       --------------
                                                                                       $       80,960
-----------------------------------------------------------------------------------------------------
  Brazil - 17.6%
    Federal Republic of Brazil, 7.438s, 2000                            $     40       $       34,911
    Federal Republic of Brazil, 14.5s, 2009                                   20               22,100
    Federal Republic of Brazil, 8s, 2014                                      80               61,220
    Federal Republic of Brazil, 6s, 2024                                      20               13,400
    Federal Republic of Brazil, 11s, 2040                                    125               99,531
                                                                                       --------------
                                                                                       $      231,162
-----------------------------------------------------------------------------------------------------
  Bulgaria - 4.1%
    National Republic of Bulgaria, 7.75s, 2011                          $     50       $       37,875
    National Republic of Bulgaria, 7.75s, 2024                                20               15,350
                                                                                       --------------
                                                                                       $       53,225
-----------------------------------------------------------------------------------------------------
  Colombia - 1.6%
    Republic of Colombia, 11.75s, 2020                                  $     25       $       21,156
-----------------------------------------------------------------------------------------------------
  Ecuador - 1.4%
    Republic of Ecuadar, 12s, 2012                                      $     15       $       10,500
    Republic of Ecuadar, 4s, 2030                                             20                7,900
                                                                                       --------------
                                                                                       $       18,400
-----------------------------------------------------------------------------------------------------
  Germany - 2.3%
    Ekabel Hessen, 14.5s, 2010 (Cable Television)##                     $     30       $       30,000
-----------------------------------------------------------------------------------------------------
  Mexico - 2.8%
    Bepensa S.A., 9.75s, 2004 (Beverages)##                             $     15       $       13,987
    United Mexican States, 11.5s, 2026                                        10               12,125
    Maxcom Telecomunicaciones S.A., 13.75s, 2007
      (Telecommunications)                                                    20               11,120
                                                                                       --------------
                                                                                       $       37,232
-----------------------------------------------------------------------------------------------------
  Netherlands - 2.3%
    United Pan Europe, 0s to 2005, 13.75s, 2010 (Cable
      Television)                                                       $     65       $       29,900
-----------------------------------------------------------------------------------------------------
  Panama - 2.5%
    Republic of Panama, 4.5s, 2001                                      $     20       $       16,000
    Republic of Panama, 8.875s, 2027                                          20               16,800
                                                                                       --------------
                                                                                       $       32,800
-----------------------------------------------------------------------------------------------------
  Qatar - 1.9%
    State of Qatar, 9.75s, 2030##                                       $     25       $       25,625
-----------------------------------------------------------------------------------------------------
  Russia - 14.2%
    Russian Federation, 2.25s to 2000, 2.5s, 2030##                     $    466       $      179,410
    Russian Federation, 8.25s, 2010##                                         10                6,441
                                                                                       --------------
                                                                                       $      185,851
-----------------------------------------------------------------------------------------------------
  South Korea - 3.0%
    Chohung Bank, 11.5s, 2005 (Banks and Credit Cos.)##                 $     40       $       39,700
-----------------------------------------------------------------------------------------------------
  United Kingdom - 2.0%
    Jazztel PLC, 14s, 2009 (Telecommunications)                         $     30       $       26,400
-----------------------------------------------------------------------------------------------------
  Venezuela - 2.1%
    Republic of Venezuela, 9.25s, 2027                                  $     40       $       27,080
-----------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                    $      868,500
-----------------------------------------------------------------------------------------------------
U.S. Bonds - 38.3%
  Aerospace - 2.8%
    Argo Tech Corp., 8.625s, 2007                                       $     45       $       37,125
-----------------------------------------------------------------------------------------------------
  Building - 1.7%
    Formica Corp., 10.875s, 2009                                        $     45       $       22,500
-----------------------------------------------------------------------------------------------------
  Chemicals - 2.1%
    Sterling Chemicals, Inc., 0s to 2001, 13.5s, 2008                   $     70       $       28,000
-----------------------------------------------------------------------------------------------------
  Computer Services - 1.9%
    Globix Corp., 12.5s, 2010                                           $     35       $       25,200
-----------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 2.1%
    Samsonite Corp., 10.75s, 2008                                       $     35       $       27,650
-----------------------------------------------------------------------------------------------------
  Container, Forest and Paper Products - 1.6%
    Gaylord Container Corp., 9.875s, 2008                               $     45       $       20,250
-----------------------------------------------------------------------------------------------------
  Finance - 1.8%
    Madison River Corp., 13.25s, 2010                                   $     30       $       24,000
-----------------------------------------------------------------------------------------------------
  Financial Institutions - 5.9%
    Morgan Stanley Capital, Inc., 7.768s, 2000                           $   100       $       76,536
-----------------------------------------------------------------------------------------------------
  Machinery - 2.4%
    Flowserve Corp., 12.25s, 2010##                                     $     30       $       30,900
-----------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.5%
    Alaris Medical Systems, Inc., 9.75s, 2006                           $     45       $       32,850
-----------------------------------------------------------------------------------------------------
  Metals - 1.5%
    Matallurg, Inc., 11s, 2007                                          $     25       $       20,000
-----------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.8%
    American Lawer Media Holdings Inc., 0s to 2002,
      12.25s, 2008                                                      $     35       $       23,275
-----------------------------------------------------------------------------------------------------
  Retail - 2.8%
    J Crew Group, Inc., 0s to 2002, 13.125s, 2008                       $     60       $       36,900
-----------------------------------------------------------------------------------------------------
  Telecommunications - 7.4%
    Leap Wireless International, Inc., 0s to 2010, 14.5s,
      2010                                                              $     30       $       10,500
    Focal Communications Corp., 0s to 2003, 12.125s, 2008                     45               22,500
    Mgc Communications Inc., 13s, 2010##                                      30               19,500
    Viatel, Inc., 0s to 2003, 12.5s, 2008                                     65               23,400
    Xm Satellite Radio Inc., 14s, 2010##                                      30               21,000
                                                                                       --------------
                                                                                       $       96,900
-----------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                       $      502,086
-----------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,451,655)                                              $    1,370,586
-----------------------------------------------------------------------------------------------------

Stocks - 12.9%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                VALUE
-----------------------------------------------------------------------------------------------------
U.S. Stocks - 6.9%
  Business Services - 1.1%
    Adelphia Business Solutions                                            1,200       $       14,175
-----------------------------------------------------------------------------------------------------
  Forest and Paper Products - 2.4%
    US Timberlands Co.                                                     3,000       $       31,125
-----------------------------------------------------------------------------------------------------
  Telecommunications - 3.4%
    Crown Castle International Corp.*                                        800       $       24,850
    PSINet, Inc.*                                                          2,100               20,213
                                                                                       --------------
                                                                                       $       45,063
-----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                      $       90,363
-----------------------------------------------------------------------------------------------------
Foreign Stocks - 6.0%
  Mexico - 2.2%
    Grupo Iusacell S.A. de C.V., ADR (Telecommunications)*                 2,500       $       29,687
-----------------------------------------------------------------------------------------------------
  Netherlands - 1.7%
    Completel Europe N.V. (Telecommunications)*                            3,100       $       22,088
-----------------------------------------------------------------------------------------------------
  Russia - 2.1%
    Unified Energy SYS (Utility)                                           2,050       $       27,470
-----------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                   $       79,245
-----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $228,073)                                               $      169,608
-----------------------------------------------------------------------------------------------------
Convertible Bond - 2.3%
-----------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
-----------------------------------------------------------------------------------------------------
U.S. Bonds - 2.3%
  Oils - 2.3%
    Lomak Petroleum, Inc., 6s, 2007 (Identified Cost $
      29,138)                                                           $     45       $       30,600
-----------------------------------------------------------------------------------------------------
Warrants - 0.3%
-----------------------------------------------------------------------------------------------------
                                                                          SHARES
-----------------------------------------------------------------------------------------------------
    Leap Wireless International, Inc.*                                        30       $          150
    Maxcom Telecomunicationes*                                                20                    5
    Xm Satellite Radio Inc.*                                                  30                4,200
-----------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $4,248)                                               $        4,355
-----------------------------------------------------------------------------------------------------

Call Options Purchased - 0.3%
-----------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                    OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                               (000 OMITTED)                VALUE
-----------------------------------------------------------------------------------------------------
    Argentina Federal Republic Bonds/November/79.1
      (Premiums Paid, $2,700)                                           $     90       $        3,084
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,715,814)                                        $    1,578,233
Other Assets, Less Liabilities - (20.3%)                                                     (266,737)
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $    1,311,496
-----------------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

Portfolio footnotes:
 * Non-income producing security.
 # Security or a portion of the security was pledged to cover collateral requirements. At September 30, 2000, the value of securities pledged for Vertex All Cap and Vertex Contrarian Fund amounted to $523,098 and $32,429,859, respectively.
## SEC Rule 144A restriction.

An abbreviation was used throughout this report to indicate amounts shown in another currency other than the U.S. dollar.
This abbreviation is shown below.

                              JPY = Japanese Yen

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
---------------------------------------------------------------------------------------------------------
                                                                       VERTEX        VERTEX        VERTEX
                                                                      ALL CAP    CONTRARIAN        INCOME
SEPTEMBER 30, 2000                                                       FUND          FUND          FUND
---------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $11,936,503,
    $41,908,177, and $1,715,814, respectively)                    $14,575,245   $46,253,714   $ 1,578,233
  Cash                                                                   --
                                                                                    212,145         6,233
  Foreign currency, at value (identified cost,
    $366, $9, and $24,195, respectively)                                  354             9        24,484
  Deposits with brokers for securities sold  short                    573,971    10,795,812          --
  Net receivable for forward foreign currency
    exchange contracts to sell                                           --            --             343
  Net receivable for forward foreign currency
    exchange contracts to subject to master
    netting agreements                                                   --            --             777
  Receivable for investments sold                                     702,258     6,777,518        28,739
  Receivable for fund shares sold                                       7,329        57,566          --
  Dividends and interest receivable                                     5,577        40,281        38,011
  Receivable from investment adviser                                     --          26,143          --
  Other assets                                                         34,515           414          --
                                                                  -----------   -----------   -----------
    Total assets                                                  $16,111,394   $63,951,457   $ 1,676,820
                                                                  -----------   -----------   -----------
Liabilities:
  Notes payable                                                   $ 1,572,803   $ 9,676,755   $   342,124
  Payable for dividends on securities sold short                          765         8,687          --
  Securities sold short, at value (proceeds received,
    $573,971, $10,795,812, and $0,  respectively)                     518,209    10,101,695          --
  Payable for investments purchased                                 1,281,200     7,095,771        19,652
  Payable for fund shares reacquired                                    3,353        31,798          --
  Payable to affiliates -
    Management fee                                                     39,346        97,024          --
    Shareholder servicing agent fee                                        70           202          --
    Administrative fee                                                     12            35          --
  Accrued expenses and other liabilities                                 --           8,471          --
  Accrued interest expense                                              5,163        21,469         3,548
                                                                  -----------   -----------   -----------
        Total liabilities                                         $ 3,420,921   $27,041,907   $   365,324
                                                                  -----------   -----------   -----------
Net assets                                                        $12,690,473   $36,909,550   $ 1,311,496
                                                                  ===========   ===========   ===========
Net assets consist of:
  Paid-in capital                                                 $ 9,738,604   $27,311,512   $ 1,385,700
  Unrealized appreciation (depreciation) on
    investments and translation of assets and
    liabilities in foreign currencies                               2,694,492     5,039,653      (136,173)
  Accumulated undistributed net realized gain on
    investments and foreign currency
    transactions                                                      257,377     4,558,385        14,423
  Accumulated undistributed net investment income                        --            --          47,546
                                                                  -----------   -----------   -----------
      Net assets                                                  $12,690,473   $36,909,550   $ 1,311,496
                                                                  ===========   ===========   ===========
Shares of beneficial interest outstanding
    Class A                                                           403,849       695,419       138,668
    Class I                                                            52,839        70,126          --
                                                                  -----------   -----------   -----------
      Total shares of beneficial interest outstanding                 456,688       765,545       138,668
                                                                  -----------   -----------   -----------
Net assets:
    Class A                                                        11,221,335    33,532,072     1,311,496
    Class I                                                         1,469,138     3,377,478          --
                                                                  -----------   -----------   -----------
      Total net assets                                            $12,690,473   $36,909,550   $ 1,311,496
                                                                  ===========   ===========   ===========
Class A shares:
Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest  outstanding)       $     27.79   $     48.22   $      9.46
                                                                  ===========   ===========   ===========
Offering price per share (100/94.25, 100/94.25
  and 100/95.25, respectively, of net asset value per share)      $     29.49   $     51.16   $      9.93
                                                                  ===========   ===========   ===========
Class I shares:
Net asset value per share
  (net assets / shares of beneficial interest outstanding)        $     27.80   $     48.16          --
                                                                  ===========   ===========   ===========

See notes to financial statements.

Statements of Operations
---------------------------------------------------------------------------------------------------------
                                                                       VERTEX        VERTEX       VERTEX*
                                                                      ALL CAP    CONTRARIAN        INCOME
YEAR ENDED SEPTEMBER 30, 2000                                            FUND          FUND          FUND
---------------------------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                      $    29,127   $   179,142   $    49,804
    Dividends                                                          29,263        47,649         1,539
    Foreign taxes withheld                                               (557)       (1,104)         --
                                                                  -----------   -----------   -----------
      Total investment income                                     $    57,833   $   225,687   $    51,343
                                                                  -----------   -----------   -----------
  Expenses -
    Management fee                                                $   335,312   $   662,420   $     6,736
    Trustees' compensation                                              3,415         3,415          --
    Shareholder servicing agent fee                                    11,570        23,052           336
    Distribution and service fee (Class A)                             40,446        78,998         1,178
    Administrative fee                                                  1,734         3,678            59
    Custodian fee                                                      12,663        15,274           591
    Interest expense                                                  148,641       303,820         4,081
    Printing                                                            9,027        12,655         1,501
    Postage                                                             6,335         8,477           242
    Auditing fees                                                      20,751        22,207         8,100
    Legal fees                                                          2,587         4,356         2,993
    Registration fees                                                   4,525         3,612         4,212
    Dividend expense on securities sold short                             765         8,687          --
    Miscellaneous                                                        --          17,260           444
                                                                  -----------   -----------   -----------
      Total expenses                                              $   597,771   $ 1,167,911   $    30,473
    Fees paid indirectly                                               (3,161)       (1,668)         --
    Reduction of expenses by investment adviser and distributor      (100,966)     (157,462)      (26,392)
                                                                  -----------   -----------   -----------
      Net expenses                                                $   493,644   $ 1,008,781   $     4,081
                                                                  -----------   -----------   -----------
        Net investment income (loss)                              $  (435,811)  $  (783,094)  $    47,262
                                                                  -----------   -----------   -----------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                       $ 3,176,695   $15,268,464   $    14,424
    Securities sold short                                             358,295     2,236,691          --
    Foreign currency transactions                                         183        (1,523)          283
                                                                  -----------   -----------   -----------
      Net realized gain on investments and
        foreign currency transactions                             $ 3,535,173   $17,503,632   $    14,707
                                                                  -----------   -----------   -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $ 1,722,063   $ 3,758,050   $  (137,581)
    Securities sold short                                              54,258       675,657          --
    Translation of assets and liabilities in foreign currencies           (13)           (1)        1,408
                                                                  -----------   -----------   -----------
      Net unrealized gain (loss) on investments
        and foreign currency translation                          $ 1,776,308   $ 4,433,706   $  (136,173)
                                                                  -----------   -----------   -----------
        Net realized and unrealized gain (loss)
          on investments and foreign currency                     $ 5,311,481   $21,937,338   $  (121,466)
                                                                  -----------   -----------   -----------
          Increase (decrease) in net assets from operations       $ 4,875,670   $21,154,244   $   (74,204)
                                                                  ===========   ===========   ===========

* For the period from the commencement of the fund's investment operations, June 30, 2000, through September 30, 2000.

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED SEPTEMBER 30,
                                                                      ---------------------------------
VERTEX ALL CAP FUND                                                           2000                 1999
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                 $   (435,811)        $    (36,600)
  Net realized gain on investments and foreign currency
    transactions                                                         3,535,173            1,188,345
  Net unrealized gain on investments and foreign currency
    translation                                                          1,776,308              882,630
                                                                      ------------         ------------
      Increase in net assets from operations                          $  4,875,670         $  2,034,375
                                                                      ------------         ------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions (Class A)                                            $ (3,574,191)        $   (106,531)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                                (272,758)                --
                                                                      ------------         ------------
      Total distributions declared to shareholders                    $ (3,846,949)        $   (106,531)
                                                                      ------------         ------------
Net increase in net assets from fund share transactions               $  6,713,974         $  1,988,747
                                                                      ------------         ------------
      Total increase in net assets                                    $  7,742,695         $  3,916,591
Net assets:
  At beginning of period                                                 4,947,778            1,031,187
                                                                      ------------         ------------
  At end of period (including accumulated net investment
    loss of $0 and $0, respectively)                                  $ 12,690,473         $  4,947,778
                                                                      ============         ============

See notes to financial statements.

Statement of Changes in Net Assets - continued
-------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED SEPTEMBER 30,
                                                                      ---------------------------------
VERTEX CONTRARIAN FUND                                                        2000                 1999
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                 $   (783,094)        $    (47,045)
  Net realized gain on investments and foreign currency
    transactions                                                        17,503,632              975,918
  Net unrealized gain on investments and foreign currency
    translation                                                          4,433,706              644,656
                                                                      ------------         ------------
      Increase in net assets from operations                          $ 21,154,244         $  1,573,529
                                                                      ------------         ------------
Distributions declared to shareholders -
  From net investment income (Class A)                                $       --           $     (1,392)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                    (13,089,213)             (15,613)
                                                                      ------------         ------------
      Total distributions declared to shareholders                    $(13,089,213)        $    (17,005)
                                                                      ------------         ------------
Net increase in net assets from fund share transactions               $ 24,581,180         $  2,317,329
                                                                      ------------         ------------
      Total increase in net assets                                    $ 32,646,211         $  3,873,853
Net assets:
  At beginning of period                                                 4,263,339              389,486
                                                                      ------------         ------------
  At end of period (including accumulated net investment
    loss of $0 and $0, respectively)                                  $ 36,909,550         $  4,263,339
                                                                      ============         ============

See notes to financial statements.

Statement of Changes in Net Assets - continued
---------------------------------------------------------------------------------------
                                                                           PERIOD ENDED
VERTEX INCOME FUND                                                  SEPTEMBER 30, 2000*
---------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                                      $   47,262
  Net realized gain on investments and foreign currency transactions             14,707
  Net unrealized loss on investments and foreign currency translation          (136,173)
                                                                             ----------
      Decrease in net assets from operations                                 $  (74,204)
                                                                             ----------
Net increase in net assets from fund share transactions                      $1,385,700
                                                                             ----------
      Total increase in net assets                                           $1,311,496
Net assets:
  At beginning of period                                                       --
                                                                             ----------

  At end of period (including accumulated net investment income of $47,546)  $1,311,496
                                                                             ==========

* For the period from the commencement of the fund's investment operations, June 30, 2000, through September 30, 2000.

See notes to financial statements.

Statement of Cash Flows
-------------------------------------------------------------------------------------------
                                                                                     VERTEX
                                                                                    ALL CAP
YEAR ENDED SEPTEMBER 30, 2000                                                          FUND
-------------------------------------------------------------------------------------------
Increase (decrease) in cash:
Cash flows from operating activities -
  Net increase in net assets from operations                                  $   4,875,670
  Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities:
      Purchase of investment securities                                        (292,134,725)
      Accretion                                                                     (17,507)
      Proceeds from disposition of investment securities                        289,367,150
      Increase in deposits with brokers for securities sold short                  (231,385)
      Increase in fund shares sold                                                   (7,329)
      Increase in dividends and interest receivable                                  (5,130)
      Increase in receivable for securities sold                                   (470,598)
      Increase in other receivables                                                 (25,306)
      Increase in payable for securities purchased                                  548,361
      Increase in payable for fund shares reacquired                                  3,353
      Decrease in payable for dividends on securities sold short                       (197)
      Increase in accrued expenses and other liabilities                             44,330
      Unrealized appreciation from investments and securities sold short         (1,776,321)
      Net realized gain from investments and securities sold short               (3,534,990)
                                                                              -------------
      Net cash used in operating activities                                   $  (3,364,624)
                                                                              -------------
Cash flows from financing activities -
  Increase in loan payable                                                       $  709,779
  Proceeds from fund shares sold                                                 11,183,944
  Payment on fund shares redeemed                                                (8,309,364)
  Cash payment of distributions from net realized gain on investments
    and foreign currency transactions                                                (7,555)
                                                                              -------------
      Net cash provided by financing activities                               $   3,576,804
                                                                              -------------
      Net increase in cash                                                    $     212,180
                                                                              -------------
Cash and foreign currency:
  Beginning balance                                                           $         319
  Ending balance                                                              $     212,499
                                                                              =============

Non cash financing activities not included herein consist of reinvestment of dividends and distributions of $1,042,852.


See notes to financial statements.

Statement of Cash Flows - continued
-------------------------------------------------------------------------------------------
                                                                                     VERTEX
                                                                                 CONTRARIAN
YEAR ENDED SEPTEMBER 30, 2000                                                          FUND
-------------------------------------------------------------------------------------------
Increase (decrease) in cash:
Cash flows from operating activities -
  Net increase in net assets from operations                                  $  21,154,244
  Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities:
      Purchase of investment securities                                        (522,634,661)
      Accretion of discount                                                         (10,227)
      Proceeds from disposition of investment securities                        513,887,701
      Increase in deposits with brokers for securities sold short               (10,035,635)
      Increase in dividends and interest receivable                                 (39,410)
      Increase in receivable for securities sold                                 (5,897,779)
      Increase in receivable for fund shares sold                                   (57,566)
      Increase in other receivables                                                 (13,148)
      Increase in payable for securities purchased                                5,898,839
      Increase in payable for fund shares reacquired                                 11,432
      Decrease in payable for dividends on securities sold short                         (5)
      Increase in accrued expenses and other liabilities                            126,964
      Unrealized appreciation from investments and securities sold short         (4,433,707)
      Net realized gain from investments and securities sold short              (17,505,155)
                                                                              -------------
      Net cash used in operating activities                                   $ (19,331,402)
                                                                              -------------
Cash flows from financing activities -
  Increase in loan payable                                                    $   7,834,272
  Proceeds from fund shares sold                                                 20,642,969
  Payment on fund shares redeemed                                                (9,107,023)
  Cash payment of distributions from net realized gain on investments
    and foreign currency transactions                                               (43,979)
                                                                              -------------
      Net cash provided by financing activities                               $  19,326,239
                                                                              -------------
      Net decrease in cash                                                    $      (5,163)
                                                                              -------------
Cash and foreign currency:
  Beginning balance                                                           $       5,172
  Ending balance                                                              $           9
                                                                              =============

Non cash financing activities not included herein consist of reinvestment of dividends and distributions of $13,045,234.

See notes to financial statements.

Statement of Cash Flows - continued
-------------------------------------------------------------------------------------------
                                                                                     VERTEX
                                                                                     INCOME
PERIOD ENDED SEPTEMBER 30, 2000*                                                       FUND
-------------------------------------------------------------------------------------------
Increase (decrease) in cash:
Cash flows from operating activities -
  Net decrease in net assets from operations                                    $   (74,204)
  Adjustments to reconcile net increase in net assets from operations to net cash provided by
    (used in) operating activities:
      Purchase of investment securities                                          (2,927,633)
      Accretion of discount                                                         (12,300)
      Proceeds from disposition of investment securities                          1,238,543
      Increase in dividends and interest receivable                                 (38,011)
      Increase in receivable for securities sold                                    (28,739)
      Increase in other receivables                                                  (1,120)
      Increase in value of foreign currency                                             289
      Decrease in payable for securities purchased                                   19,652
      Decrease in accrued expenses and other liabilities                              3,547
      Unrealized appreciation from investments and securities sold short            137,293
      Net realized loss from investments and securities sold short                  (14,424)
                                                                                -----------
      Net cash used in operating activities                                     $(1,697,107)
                                                                                -----------
Cash flows from financing activities -
  Increase in loan payable                                                      $   342,124
  Proceeds from fund shares sold                                                  1,385,700
                                                                                -----------
      Net cash provided by financing activities                                 $ 1,727,824
                                                                                -----------
      Net increase in cash                                                      $    30,717
                                                                                -----------
Cash and foreign currency:
  Beginning balance                                                             $    --
  Ending balance                                                                $    30,717
                                                                                ===========

* For the period from the commencement of the fund's investment operations,  June 30, 2000, through September 30, 2000.

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------------------------------------
                                                    YEAR ENDED SEPTEMBER 30,
                                                --------------------------------                  PERIOD ENDED
VERTEX ALL CAP FUND                                     2000                1999           SEPTEMBER 30, 1998*
--------------------------------------------------------------------------------------------------------------
                                                     CLASS A
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                $ 21.50              $10.10                        $10.00
                                                     -------              ------                        ------
Income from investment operations# -
  Net investment loss(S)                            $  (1.19)             $(0.21)                       $(0.07)
  Net realized and unrealized gain on
    investments and foreign currency                   19.83               12.30                          0.17
                                                     -------              ------                        ------
      Total from investment operations               $ 18.64              $12.09                        $ 0.10
                                                     -------              ------                        ------

Less distributions declared to shareholders from
  net realized gain on investments and foreign
  currency transactions                              $(12.35)             $(0.69)                       $ --
                                                     -------              ------                        ------
Net asset value - end of period                      $ 27.79              $21.50                        $10.10
                                                     =======              ======                        ======
Total return                                           94.97%             125.33%                         1.00%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##(+)                                         4.15%               2.08%                         2.39%+
  Net investment loss                                  (3.73)%             (1.26)%                       (1.43)%+
Portfolio turnover                                     1,609%              1,249%                          446%
Net assets at end of period (000 Omitted)            $11,221              $4,948                        $1,031

(S) Subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses exclusive of management and distribution and service fees, in excess of 2.00% through the year ended September 30, 2000. Prior to May 31, 2000, the fund paid the investment adviser a fee not greater than 2.00% of average daily net assets. Prior to March 1, 2000, the investment advisor voluntarily waived its fee. In addition, the distributor voluntarily waived its fee for the periods indicated. To the extent actual expenses were over/ under this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:
     Net investment loss                            $  (1.46)             $(0.56)                       $(0.36)
     Ratios (to average net assets):
       Expenses##                                       5.01%               4.26%                         8.62%+
       Net investment loss                             (4.59)%             (3.44)%                       (7.66)%+
  * For the period from the commencement of the fund's investment operations, May 1, 1998, through September 30, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangement.
(+) Excluding dividend expense on securities sold short, the ratio of expenses to average net assets was 4.14%,
    2.00%, and 2.00% for the year ended September 30, 2000, the year ended September 30, 1999, and the period ended
    September 30, 1998, respectively.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------
                                                                                    PERIOD ENDED
VERTEX ALL CAP FUND                                                          SEPTEMBER 30, 2000*
------------------------------------------------------------------------------------------------
                                                                                         CLASS I
------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                                     $34.59
                                                                                          ------
Income from investment operations# -
  Net investment loss(S)                                                                  $(0.58)
  Net realized and unrealized gain on investments and foreign currency                      1.79
                                                                                          ------
      Total from investment operations                                                    $ 1.21
                                                                                          ------
Less distributions declared to shareholders from net realized gain on investments and
  foreign currency transactions                                                           $(8.00)
                                                                                          ------
Net asset value - end of period                                                           $27.80
                                                                                          ======
Total return                                                                                4.99%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                                2.17%+
  Net investment loss                                                                     (2.01)%+
Portfolio turnover                                                                         1,609%
Net assets at end of period (000 Omitted)                                                 $1,469
(S) Subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees, in excess of 2.00% through the year ended September 30, 2000. Prior to May 31, 2000, the fund paid a fee not greater than 2.00% of average daily net assets. To the extent actual expenses were over/under this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:
     Net investment loss                                                                  $(0.72)
     Ratios (to average net assets):
       Expenses##                                                                           2.67%+
       Net investment loss                                                                 (2.51)%+
 * For the period from the inception of Class I shares, May 1, 2000, through September 30, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------
                                                    YEAR ENDED SEPTEMBER 30,
                                               ----------------------------------                    PERIOD ENDED
VERTEX CONTRARIAN FUND                                 2000                  1999             SEPTEMBER 30, 1998*
-----------------------------------------------------------------------------------------------------------------
                                                    CLASS A
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $ 23.44                $ 9.58                          $10.00
                                                    -------                ------                          ------
Income (loss) from investment operations# -
  Net investment income (loss)(S)                   $ (1.76)               $(0.37)                         $ 0.04
  Net realized and unrealized gain (loss) on
    investments and
    foreign currency                                  59.88                 14.45                           (0.46)
                                                    -------                ------                          ------
      Total from investment operations              $ 58.12                $14.08                          $(0.42)
                                                    -------                ------                          ------
Less distributions declared to shareholders -
  From net investment income                        $  --                  $(0.02)                         $ --
  From net realized gain on investments and
    foreign currency transactions                    (33.34)                (0.20)                           --
                                                    -------                ------                          ------
      Total distributions declared to shareholders  $(33.34)               $(0.22)                         $ --
                                                    -------                ------                          ------
Net asset value - end of period                     $ 48.22                $23.44                          $ 9.58
                                                    =======                ======                          ======
Total return                                         297.36%               149.05%(++)                      (4.20)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##(+)                                        4.38%                 2.41%                           2.03%+
  Net investment income (loss)                        (3.42)%               (1.97)%                          0.91%+
Portfolio turnover                                    1,508%                1,553%                            243%
Net assets at end of period (000 Omitted)           $33,532                $4,263                            $389
(S) Subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees, in excess of 2.00%. Prior to September 30, 2000, the fund paid the investment adviser a reimbursement fee not greater than 2.00% of average daily net assets. Prior to March 1, 2000, the investment adviser voluntarily waived its fee. In addition, the distributor voluntarily waived its fee for the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:
     Net investment loss                           $  (2.12)             $(1.01)                        $(0.64)
     Ratios (to average net assets):
       Expenses##                                      5.08%               5.83%                         15.69%+
       Net investment loss                            (4.12)%             (5.39)%                       (12.78)%+
   * For the period from the commencement of the fund's investment operations, May 1, 1998, through September 30, 1998.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.
 (+) Excluding dividend expense on securities sold short, the ratio of expenses to average net assets was 4.33%, 2.02%, and 2.03% for the years ended September 30, 2000, and 1999, and the period ended September 30, 1998, respectively.
(++) On September 30, 1999, the fund had certain "as of" securities transactions which were recorded after year-end for book purposes but are presented as of year-end for financial statement presentation. These transactions reduced the fund's total return from 155.74% to 149.05%.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------
                                                                                       PERIOD ENDED
VERTEX CONTRARIAN FUND                                                          SEPTEMBER 30, 2000*
---------------------------------------------------------------------------------------------------
                                                                                          CLASS I
---------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                                     $   42.80
                                                                                          ---------
Income (loss) from investment operations# -
  Net investment loss(S)                                                                  $   (0.80)
  Net realized and unrealized gain on investments and foreign currency                         6.16
                                                                                          ---------
      Total from investment operations                                                    $    5.36
                                                                                          ---------
Net asset value - end of period                                                           $   48.16
                                                                                          =========
Total return                                                                                  12.66%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##(+)                                                                                5.38%+
  Net investment loss                                                                         (2.00)%+
Portfolio turnover                                                                            1,508%
Net assets at end of period (000 Omitted)                                                 $   3,377
(S) Subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fees. Prior to September 30, 2000, the fund paid the investment adviser a reimbursement fee not greater than 2.00% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
     Net investment loss                                                  $   (1.66)
     Ratios (to average net assets):
       Expenses##                                                             5.73%+
       Net investment loss                                                   (2.35)%+
  * For the period from the inception of Class I shares, August 1, 2000, through September 30, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Excluding dividend expense on securities sold short, the ratio of expenses to average net assets was 5.37% for the period ended September 30, 2000.

See notes to financial statements.

---------------------------------------------------------------------------
                                                                 YEAR ENDED
VERTEX INCOME FUND                                      SEPTEMBER 30, 2000*
---------------------------------------------------------------------------
                                                                    CLASS A
---------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $   10.00
                                                                  ---------
Income from investment operations# -
  Net investment income(S)                                        $    0.36
  Net realized and unrealized loss on investments and foreign
    currency                                                          (0.90)
                                                                  ---------
      Total from investment operations                            $   (0.54)
                                                                  ---------
Net asset value - end of period                                   $    9.46
                                                                  =========
Total return(+)                                                       (5.40)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                           1.21%+
  Net investment income                                               14.05%+
Portfolio turnover                                                       92%
Net assets at end of period (000 Omitted)                         $   1,311
(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 2.00% of average daily net assets. The investment adviser has agreed to waive the reimbursement fee for an indefinite period of time. In addition, the investment adviser and the distributor voluntarily waived their fees for certain of the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment income per share and the ratios would have been:
     Net investment income                                            $ 0.16
     Ratios (to average net assets):
       Expenses##                                                       9.06%+
       Net investment income                                            6.20%+
  * For the period from the commencement of the fund's investment operations, June 30, 2000, through September 30, 2000.
  + Annualized.
 ++ Not annualized.
(+) Total returns for Class A shares do not include the applicable sales charge.
    If the charge had been included, the results would have been lower.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
Vertex All Cap Fund, Vertex Contrarian Fund, and Vertex Income Fund (each fund) are non-diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Vertex All Cap Fund and Vertex Contrarian fund can invest up to 35% of its portfolio in high-yield securities rated below investment grade. Vertex Income fund can invest 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. Each fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - Each fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Short Sales - Each fund may enter into short sales. A short sale transaction involves selling a security which the fund does not own with the intent of purchasing it later at a lower price. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the fund may be required to pay in connection with a short sale. Whenever a fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - Each fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - Each fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. Each fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which, results in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended September 30, 2000, the following amounts were reclassified between accumulated undistributed net investment income and accumulated undistributed net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for net investment losses and foreign currency transactions. These changes had no effect on the net assets or net asset value per share.

                                                                 VERTEX            VERTEX             VERTEX
                                                                ALL CAP        CONTRARIAN             INCOME
INCREASE (DECREASE)                                                FUND              FUND               FUND
------------------------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain on
  investments and foreign currency transactions                (435,811)         (783,094)              (284)
Accumulated net investment income                               435,811           783,094                284

Multiple Classes of Shares of Beneficial Interest - The Vertex All Cap Fund and the Vertex Contrarian Fund offer multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of each fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - Each fund has an investment advisory agreement with Vertex Investment Management, Inc. (Vertex), a wholly owned subsidiary of Massachusetts Financial Services Company (MFS), to provide overall investment advisory and administrative services, and general office facilities. Each fund pays Vertex, at the end of each month, the fee of 2.00% of such fund's average daily net assets (computed over the course of that month), adjusted upward or downward by 0.20% of such fund's average daily net assets (computed over the course of the Performance Period, defined below) for each full percentage point that the fund's performance during the prior 12 months (the "Performance Period") exceeds or lags the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") for Vertex All Cap Fund and Vertex Contrarian Fund, or the Lehman High Yield Composite Bond Index for Vertex Income Fund. The maximum adjustment (up or down) for each fund's fiscal year shall not exceed 2.00%, so that the minimum and maximum management fee paid by each fund during any fiscal year will be 0.00% and 4.00%, respectively. The S&P 500 Index is a broad-based, popular, unmanaged index commonly used to measure common stock total return performance. It is comprised of 500 widely held common stocks listed on the NYSE, AMEX, and OTC Market. The Lehman Brothers High Yield Composite Bond Index is a market value-weighted index that tracks the total return performance of non-investment grade fixed-rate, publicly placed, dollar-denominated and non-convertible debt registered with the U. S. Securities and Exchange Commission (SEC). Prior to March 1, 2000, the investment adviser had voluntarily agreed to waive its fee for Vertex Contrarian Fund and Vertex All Cap Fund and is currently waiving its fee for Vertex Income Fund, which is shown as a reduction of expenses on the Statements of Operations.

The Vertex Income Fund has a temporary expense reimbursement agreement whereby Vertex has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay Vertex an expense reimbursement fee not greater than 2.00% of average daily net assets. Vertex has voluntarily agreed to waive its right to receive the reimbursement fee for Vertex Income Fund and for the period from June 30, 2000, through September 30, 2000, Vertex did not impose the reimbursement fee of $6,730. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by Vertex in prior years. At September 30, 2000, aggregate unreimbursed expenses amounted to:

                              VERTEX INCOME FUND
                              ------------------
                                   $11,748

The trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from Vertex. Certain officers and Trustees of the fund are officers or directors of Vertex, MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - Each fund has an administrative services agreement with MFS to provide each fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales for the year ended September 30, 2000, as its portion of the sales charge on sales of Class A shares of each fund.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each fund's distribution plan provides that each fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of each fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of each fund's average daily net assets attributable to Class A shares. Distribution and service fees under the Class A distribution plan are currently being waived.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed on Class A shares of each fund during the year ended September 30, 2000.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations were as follows:

                                            VERTEX         VERTEX        VERTEX
                                           ALL CAP     CONTRARIAN        INCOME
                                              FUND           FUND          FUND
-------------------------------------------------------------------------------
Purchases
Investments                           $208,002,651   $410,164,212    $2,924,933
                                      ------------   ------------    ----------
Sales
Investments                           $204,676,929   $388,811,454    $1,238,543
                                      ------------   ------------    ----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by each fund, as computed on a federal income tax basis, were as follows:

                                           VERTEX         VERTEX         VERTEX
                                          ALL CAP     CONTRARIAN         INCOME
                                             FUND           FUND           FUND
-------------------------------------------------------------------------------
Aggregate cost                        $12,302,539    $42,397,270     $1,718,866
                                      ------------   ------------    ----------
Gross unrealized appreciation         $ 2,314,692    $ 6,599,539     $   22,230
Gross unrealized depreciation             (41,986)    (2,743,095)      (162,863)
                                      ------------   ------------    ----------
    Net unrealized appreciation
      (depreciation)                  $ 2,272,706    $ 3,856,444     $ (140,633)
                                      ===========    ===========     ==========

(5) Shares of Beneficial Interest
Each fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares

                                                        YEAR ENDED SEPTEMBER 30, 2000
                     -----------------------------------------------------------------------------------------------
                           VERTEX ALL CAP FUND            VERTEX CONTRARIAN FUND            VERTEX INCOME FUND*
                     ------------------------------   ------------------------------   -----------------------------
                           SHARES            AMOUNT         SHARES            AMOUNT         SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold               274,236      $  9,389,894        369,495     $  17,459,070        138,688     $  1,385,700
Shares issued to
  shareholders in
  reinvestment of
  distributions           134,128         3,566,682        306,108        13,045,234          --              --
Shares reacquired        (234,633)       (7,871,114)      (162,056)       (9,057,070)         --              --
                         --------      ------------       --------     -------------        -------     ------------
    Net increase          173,731      $  5,085,462        513,547     $  21,447,234        138,688     $  1,385,700
                         ========      ============       ========     =============        =======     ============
* For the period of commencement of the funds investment operations, June 30, 2000, through September 30, 2000.

Class A shares
                                     YEAR ENDED SEPTEMBER 30, 1999
                     -------------------------------------------------------
                       VERTEX ALL CAP FUND          VERTEX CONTRARIAN FUND
                    --------------------------    --------------------------
                         SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------
Shares sold             182,815    $ 2,787,764        163,296    $ 2,741,669
Shares issued to
  shareholders in
  reinvestment of
  distributions           9,053        106,915          1,324         17,005
Shares reacquired       (63,819)      (905,932)       (23,405)      (441,345)
                    -----------    -----------    -----------    -----------
    Net increase        128,049    $ 1,988,747        141,215    $ 2,317,329
                    ===========    ===========    ===========    ===========

Class I shares
                                     PERIOD ENDED SEPTEMBER 30, 2000
                     -------------------------------------------------------
                        VERTEX ALL CAP FUND*       VERTEX CONTRARIAN FUND**
                    --------------------------    --------------------------
                         SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------
Shares sold              59,065    $ 1,794,050         71,208    $ 3,183,899
Shares issued to
  shareholders in
  reinvestment of
  distributions          10,521        272,712           --             --
Shares reacquired       (16,747)      (438,250)        (1,082)       (49,953)
                    -----------    -----------    -----------    -----------
    Net increase         52,839    $ 1,628,512         70,126    $ 3,133,946
                    ===========    ===========    ===========    ===========

 * For the period from the inception of Class I shares, May 1, 2000, through September 30, 2000.
** For the period from the inception of Class I shares, August 1, 2000, through September 30, 2000.

(6) Line of Credit
Each fund participates in a $35 million committed secured line of credit, provided by State Street Bank and Trust Company under a line of credit agreement. Each fund may borrow up to 50% of its net assets to invest in portfolio securities or for liquidity or defensive purposes. Each loan is secured by assets of the fund. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.09% per annum is charged based on the daily unused portion of the committed line of credit and allocated among the participating funds at the end of each quarter. During the year ended September 30, 2000, the maximum amounts outstanding and the amounts at September 30, 2000, were as follows:

                                                                  VERTEX            VERTEX           VERTEX
                                                                 ALL CAP        CONTRARIAN           INCOME
                                                                    FUND              FUND             FUND*
--------------------------------------------------------------------------------------------------------------
Maximum loan outstanding                                      $7,990,491       $13,547,918          $370,378
Average loan outstanding                                      $2,208,943        $4,582,418          $277,130
Loan outstanding at September 30, 2000                        $1,572,803        $9,676,755          $342,124

Interest expense and weighted average interest rate incurred on the borrowings for the year ended September 30,
2000, were as follows:

                                                                  VERTEX            VERTEX           VERTEX
                                                                 ALL CAP        CONTRARIAN           INCOME
                                                                    FUND              FUND             FUND*
--------------------------------------------------------------------------------------------------------------
Interest expense                                                $153,166          $303,820            $4,081
Weighted average interest rate                                     6.47%             6.52%             7.03%
Interest rate at September 30, 2000                                7.25%             7.25%             7.25%
* For the period of commencement of the fund's investment operations, June 30, 2000, through September 30, 2000.

(7) Financial Instruments
The Vertex Income Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                                                                                                 NET
                                SETTLEMENT        CONTRACTS TO       IN EXCHANGE         CONTRACTS        UNREALIZED
                                      DATE     DELIVER/RECEIVE               FOR          AT VALUE      APPRECIATION
----------------------------------------------------------------------------------------------------------------------
Sales                              8/10/01      JPY  3,162,500           $31,238           $30,895              $343

At September 30, 2000, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $109 with Chase Manhattan Bank and $668 with Deutsche Bank.

At September 30, 2000, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

                  --------------------------------------------
   This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust XI and Shareholders of Vertex All Cap Fund, Vertex Contrarian Fund and Vertex Income Fund:

We have audited the accompanying statements of assets and liabilities of Vertex All Cap Fund, Vertex Contrarian Fund and Vertex Income Fund (the Funds), including the schedules of portfolio investments, as of September 30, 2000, and the related statements of operations, changes in net assets, cash flows and financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Vertex All Cap Fund, Vertex Contrarian Fund and Vertex Income Fund at September 30, 2000, and the results of their operations, the changes in their net assets, their cash flows and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States.
                                           ERNST & YOUNG LLP
Boston, Massachusetts
November 9, 2000

FEDERAL TAX INFORMATION

In January 2001, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2000.

For the year ended September 30, 2000, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 0.61% and 0.22% for the Vertex All Cap Fund and Vertex Contrarian Fund, respectively.
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VERTEX(SM) ALL CAP FUND
VERTEX(SM) CONTRARIAN FUND
VERTEX(SM) INCOME FUND

Vertex Investment Management, Inc.
500 Boylston Street
Boston, MA 02116-3741



(C)2000 Vertex Investment Management, Inc.
Vertex investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                              VER-2-XI 11/00 1M